SELECTED STATEMENTS OF OPERATIONS DATA (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 ILS	Dec. 31, 2010 USD ($)
Income:
Interest on short-term bank deposits	$ 21	$ 15		$ 39
Interest on long-term loans to affiliate	67
Foreign currency transaction adjustments	138
Other		14		38
Total financial income	226	29		77
Expenses:
Bank charges and interest expenses	1,631	1,620		1,566
Foreign currency transaction adjustments	171	93		191
Interest on long-term loans to others	24	64		282
Amortization of discount on long-term loans
Interest on debenture		31		(6)
Change in fair value of foreign currency forward contracts				20
Other	28
Total financial expenses	1,854	1,808		2,053
Financial expenses, net	1,628	1,779		1,976
Other expenses, net:
Capital loss (gain)	5	(33)		21
Loss from sale of subsidiaries	248	110	393
Total other income (expense)	$ (5)	$ (77)		$ (21)